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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  May 29, 2003
                        (Date of earliest event reported)

                         Commission file number: 0-20167

                       NORTH COUNTRY FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


MICHIGAN                                                    38-2062816
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                              Identification No)

130 SOUTH CEDAR STREET, MANISTIQUE, MI                      49854
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (800) 200-7032

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ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE

              On May 30, 2003, North Country Financial Corporation, the holding company for North Country Bank and Trust, issued a press release announcing that, effective May 29, 2003, Mr. John D. Lindroth was appointed Chairman and Interim Chief Executive Officer of the Corporation and the Bank, Mr. Louis J. Hollow has assumed the responsibilities of President of the Corporation and the Bank, Ms. Jani Blake was appointed Chief Operating Officer of the Corporation and the Bank, and Mr. William T. Fitzgerald has assumed the responsibilities of Chief Financial Officer of the Corporation and the Bank. A copy of the press release is attached as Exhibit 99.1.


Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS.


Exhibit No.           Descrition

99.1      Press Release, dated May 30, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NORTH COUNTRY FINANCIAL CORPORATION


Date: May 30, 2003                          By:      /s/ John D. Lindroth
                                            ------------------------------------
                                            John D. Lindroth, Chairman & CEO


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                                  EXHIBIT INDEX

Exhibit No.                                Exhibit Description

    99.1                                   Press Release, dated May 30, 2003